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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 8, 2005

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                          000-31149             95-4040623
-------------------------------           ------------       -------------------
(State or other jurisdiction of            (Commission          (IRS Employer
incorporation)                            File Number)       Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                  90045-6438
---------------------------------------               ---------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (310) 342-5000


                     Not Applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01         Other Events

On March 8, 2005, California Pizza Kitchen, Inc. issued a press release entitled "California Pizza Kitchen to Present at the Banc of America Securities 2005 Consumer Conference." A copy of the press release is attached as Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

  Exhibit                              Description
-----------     ----------------------------------------------------------------

   99.1         March 8, 2005 Press Release by California Pizza Kitchen, Inc.




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SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 8, 2005                           California Pizza Kitchen, Inc.
                                        a Delaware corporation

                                        By: /s/ Richard L. Rosenfield
                                            ------------------------------------
                                              Co-Chief Executive Officer,
                                            Co-President, Co-Chairman of the
                                                 Board of Directors

                                        By: /s/ Larry S. Flax
                                            ------------------------------------
                                              Co-Chief Executive Officer,
                                            Co-President, Co-Chairman of the
                                                 Board of Directors






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EXHIBIT INDEX

  Exhibit                              Description
-----------     ----------------------------------------------------------------


   99.1         March 8, 2005 Press Release by California Pizza Kitchen, Inc.